                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           June 4, 2003
                                                 -------------------------------

                            PSF GROUP HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                      333-64180                 43-1818535
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

423 West 8th Street , Suite 200,   Kansas City, Missouri                 64105
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           (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code           (816) 472-7675
                                                        ------------------------

                                      None
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On June 4,  2003,  PSF Group  Holdings,  Inc.  issued an  earnings  release announcing results for the fourth quarter and fiscal 2003.

Item 7.     Financial Statements and Exhibits.

        (c) Exhibits.

             Number                    Description

             99.1                      Press Release dated June 4, 2003

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

DATE:  June 4, 2003
                                           PSF GROUP HOLDINGS. INC.
                                           ------------------------
                                           (Registrant)

                                           By:  /s/ Dennis D. Rippe
                                              ----------------------------------
                                                Dennis D. Rippe
                                                Vice President and Controller